SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                 FORM 8-K

                              Current Report
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   October 17, 2000


                             CORFACTS, INC.
	(Exact name of Registrant as Specified in its Charter)


        New Jersey             0-17394            22-2478379
(State of Incorporation)    (Commission File)   (IRS Employer
                              		        Identification No.)


          3499 Highway 9 North, Suite 3B, Freehold, NJ 07728
                (Address of principal executive offices)

                             (800) 696-7788
                     Registrant's Telephone Number



Item 5.    	Repurchase of Shares; Resignation of President

On October 17, 2000 Corfacts entered into a Change of Affiliation Agreement with Lawrence Finkelstein. Mr. Finkelstein was a founder of Corfacts, and had served as its Chairman. Pursuant to the Change of Affiliation Agreement, Mr. Finkelstein has resigned from the Board of Directors and from his position as Chairman. He has signed an Employment Agreement to serve as Vice President of Marketing for Corfacts through October 31, 2001. Ariel Freud has assumed the position of President and sole Director of Corfacts.

The Change of Affiliation Agreement provides for the sale of the 3,864,088 shares of Corfacts common stock owned by Mr. Finkelstein. Corfacts has repurchased those shares for $1,000,000. Payment of $419,000 has been made in cash. The remainder of the purchase price is represented by a Five Year 7% Subordinated Secured Note in the principal amount of $581,000. The Note is secured by the assets of the Corporation, subordinate to bank debt, if any.

Mr. Finkelstein has also surrendered the options for 400,000 Corfacts shares which he held.

                                 EXHIBITS

1. Change of Affiliation Agreement with Lawrence Finkelstein dated October 17, 2000.

2. Employment Agreement with Lawrence Finkelstein dated October 17, 2000.

3. Five Year 7% Subordinated Secured Note issued to Lawrence Finkelstein dated October 17, 2000.

4. Security Agreement with Lawrence Finkelstein dated October 17, 2000.


                               SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CORFACTS, INC.

Dated: October 23, 2000            By:/s/ Ariel Freud
                                          Ariel Freud
                                          Chief Executive Officer


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                     CHANGE OF AFFILIATION AGREEMENT		         EXHIBIT 1.

AGREEMENT made as of the 17th day of October, 2000 by and between CORFACTS, INC., a New Jersey corporation with offices at 3499 Highway 9 North, Suite 3B, Freehold, NJ 07728 (the "Corporation"), and LAWRENCE FINKELSTEIN, residing at 14 Washington Ave., Morganville, NJ, 07751 ("Finkelstein") October 15, 2000.

WHEREAS, Finkelstein has been a principal shareholder, director, and executive officer of the Corporation since it was founded; and

WHEREAS, the parties wish to change the relationship of Finkelstein to the Corporation, on the terms and conditions set forth herein.

NOW, THEREFORE, it is agreed:

1.  Officership and Directorship.

a. Finkelstein hereby resigns from his position as a member of the Board of Directors and as an officer of the Corporation, effective immediately.
b. The Corporation shall on this date elect Finkelstein to serve as Vice President of Marketing, and Finkelstein shall assume that office.

2.  Employment Agreements.

a. The Employment Agreement between the Corporation and Finkelstein shall be terminated, effective on November 1, 2000. Neither party shall, after that date, have any executory rights or obligations thereunder. This termination shall not, however, void any claims or liabilities that have arisen thereunder or shall arise prior to November 1, 2000.
b. Upon the execution of this Agreement, the Corporation shall pay to Finkelstein the sum of Eighty-One Thousand Dollars ($81,000). The parties agree that the payment under this section shall satisfy all accrued liabilities of the Corporation to Finkelstein, except for salary due at the next regular pay date.
c. Simultaneous with the execution of this Agreement, the parties shall execute the Employment Agreement in the form annexed hereto, which shall become effective on November 1, 2000. Pursuant to the new Employment Agreement, Finkelstein shall serve as Vice President of Marketing.

3.  Sale of Shares.

a. Immediate upon the execution hereof, Finkelstein shall sell to the Corporation three million, eight hundred sixty four thousand eighty eight (3,864,088) shares of the Corporation's common stock. Promptly hereafter, Finkelstein shall deliver to the Corporation certificates for the shares or lost certificate affidavits. Finkelstein warrants that the shares are being transferred to the Corporation free of liens, claims and encumbrances.
b. The purchase price for the shares shall be One Million Dollars ($1,000,000) payable as follows:

    i. Four Hundred Nineteen Thousand Dollars ($419,000) shall be paid within one day after this date by wire transfer pursuant to instructions given to the Corporation by Finkelstein.
   ii. Five Hundred Eighty-One Thousand Dollars (581,000) shall be paid by execution and delivery to Finkelstein of the Five Year 7% Subordinated Secured Note and related Security Agreement in the form annexed hereto.

4. Surrender of Options. Finkelstein hereby surrenders all options or warrants for shares of the Corporation's capital stock which he now holds.

5. Further Assurances. Each party agrees that he or it will execute such instruments and deliver such documents as the other party may reasonably request in order to effectuate the intent of this Agreement.

6. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

CORFACTS, INC.

By: Ariel Freud, President


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                            EMPLOYMENT AGREEMENT            EXHIBIT 2.

AGREEMENT made as of the 17th day of October, 2000 by and between CORFACTS, INC., a New Jersey corporation with offices at 3499 Highway 9 North, Suite 3B, Freehold, NJ 07728 (the "Corporation"), and LAWRENCE FINKELSTEIN, residing at 14 Washington Ave., Morganville, NJ 07751 ("Finkelstein") October 15, 2000

WHEREAS, the Corporation has employed Finkelstein for many years in a number of capacities, and the parties wish to modify the arrangements between them such that Finkelstein will hereafter serve as Vice President of Marketing.

NOW, THEREFORE, it is agreed:

1. Title; Capacity.
(a) The Corporation hereby employs Finkelstein as Vice President of Marketing. In such capacity, Finkelstein shall be responsible for supervising the sales efforts of the Corporation's sales personnel, and those other aspects of management of the Corporation's business as are assigned to
     him by the Corporation's Board of Directors or President.   Manager
     shall carry out his responsibilities consistent with the Corporation's policies as propounded from time-to-time by the Board of Directors of the Corporation.
(b) Manager shall be subject to the supervision of the Corporation's Board of Directors and the President of the Corporation. Manager shall report to the President of the Corporation unless or until the Board of Directors designates a different reporting relationship.
(c) Finkelstein agrees to devote all his business time, labor, skill, attention and best ability to the performance of his duties under this Agreement in a manner which will advance the business and interests of the Corporation. Finkelstein agrees to abide by such reasonable rules, regulations, personnel practices and policies of the Corporation, and any changes therein, which may be reasonably adopted from time to time by the Corporation and delivered in writing to Finkelstein.

2.  Compensation.
(a) Salary. The Corporation shall pay Finkelstein a salary at the rate of Eighty-Five Thousand Dollars ($85,000) per year, payable on such days when the salaries of other Corporation employees are paid.
(b) Expense Allowance. The Corporation shall pay Finkelstein a non-accountable expense allowance at the rate of Fifteen Thousand Dollars ($15,000) per year. The expense allowance shall be paid in equal installments on such days when the salaries of other Corporation employees are paid.
(c) Benefits. Finkelstein shall be entitled to receive such health, medical, disability and life insurance benefits as are made available to managerial employees of the Corporation.

3.  Term.
(a) The "Term" of this Agreement and of Finkelstein's employment hereunder shall commence on November 1, 2000 and shall terminate on October 31, 2001, unless earlier terminated pursuant to Sec. 3(b) hereunder.
(b) Prior to October 31, 2001, Finkelstein's employment hereunder may be terminated as follows:
    (i) by Finkelstein, at will;
   (ii) by the Corporation for Cause;
  (iii) by the Corporation, upon the death or disability of Finkelstein. "Disability" shall mean Finkelstein's inability to perform Finkelstein's normal Employment functions due to any medically determinable physical or mental disability, which can last or has lasted 12 months or is expected to result in death.
(c) As used herein, the term "Cause" shall mean only the following:
    (i) conviction after the date hereof of a crime involving moral turpitude,
   (ii) material, willful or gross misconduct by Finkelstein in the performance of his duties hereunder; or (iii) the failure by Finkelstein to perform or observe any substantial lawful obligation of such employment that is not remedied within fifteen (15) days after the receipt of written notice thereof from the Board of Directors (provided such neglect or failure is unrelated to disability).
(d) Termination of Finkelstein's employment, when permitted hereunder, may be effectuated by delivery of written notice to Finkelstein, stating the grounds for termination. Such notice shall be effective upon receipt.

4. Covenant of Non-Competition. In consideration of the undertakings by the Corporation herein, Finkelstein covenants for the benefit of the Corporation and the shareholders thereof as follows:
(a) The "Restricted Period" for purposes of this Covenant shall commence on the date hereof and shall continue for a period ending on the date which is two years after the date on which Finkelstein ceases to be employed by the Corporation.
(b) During the Restricted Period Finkelstein shall not, directly or indirectly, as an employee, consultant or principal, through equity ownership or otherwise, for himself or for any other person, engage in, or assist any other person to engage in, any Competitive Activities. For purposes hereof, "Competitive Activities" shall mean all telemarketing activities as commonly carried on by the telemarketing industry.

5. Assignment. The Corporation and Finkelstein acknowledge that the relation-ship established hereby is unique and personal and that neither the Corporation nor Finkelstein may assign or delegate any of their respective rights and/or obligations hereunder without the prior written consent of the other party except as follows:

    In the event of a future disposition of (or including) the properties and business of the Corporation, substantially as an entirety, by merger, consolidation, sale of assets, or otherwise, then the Corporation shall be obligated to assign this Agreement and all of its rights and obligations hereunder to the acquiring or surviving corporation, and such acquiring or surviving corporation shall assume in writing all of the obligations of the Corporation hereunder; provided, however, that the Corporation (in the event and so long as it remains in business as an independent going enter-prise) shall remain liable for the performance of its obligations hereunder in the event of an unjustified failure of the acquiring corporation to perform its obligations under this Agreement.

6. Indemnification. The Corporation shall indemnify Finkelstein to the fullest extent authorized by the General Corporation Law of the State of New Jersey against claims or liability arising from his service on behalf of the Corporation, whether pursuant to this Agreement or pursuant to previous arrangements between the Corporation and Finkelstein.

7. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

8. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

CORFACTS, INC.

By: Ariel Freud, President


    Lawrence Finkelstein

  ***********************************************************************

                             CORFACTS, INC.                    EXHIBIT 3.

                FIVE YEAR 7% SUBORDINATED SECURED NOTE

Date of Issuance: October 17, 2000

$581,000

CORFACTS, INC., a New Jersey corporation, (hereinafter called the "Company"), for value received, promises to pay to Lawrence Finkelstein or registered assigns (the "Registered Holder" hereof) at the offices of the Company, the principal amount of $581,000 in lawful money of the United States of America, and to pay interest (computed on the basis of a 30-day month, 360-day year) on the unpaid principal amount at said offices in like lawful money from the date of the issuance hereof at a rate of 7% per annum, compounded monthly, until the principal hereof is paid.

This Note is further subject to the following provisions.

1. Payment Dates. Payment shall be made in 60 monthly installments, each due and payable on the seventeenth day of each month, commencing on November 17, 2000 (the "Payment Dates"). On the first twelve Payment Dates, payment of interest only shall be due. The Company shall pay on each of those dates the sum of $3,389.17. On each of the thirteenth Payment Date through the sixtieth Payment Date, payment of principal and interest shall be due. The Company shall pay on each of those dates the sum of $13,912.77.

2. Prepayment. The Company may prepay this Note at any time without penalty by paying to the Registered Holder all or part of the principal amount hereof then outstanding. However, all payments shall be first be credited against interest accrued to the date of payment and then credited against principal.

3. Transfer; Exchange. The Registered Holder may transfer this Note upon surrender of this Note at the principal office of the Company, and, in such event, the Company shall execute and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations, of a like aggregate principal amount.

At the option of the Registered Holder, the Note(s) may be exchanged for other Notes of any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at the principal office of the Company. Whenever any Notes are so surrendered for exchange, the Company shall execute and deliver the Notes which the Registered Holder is entitled to receive.

All Notes issued upon any registration of transfer or exchange of Notes shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits as the Notes surrendered upon such registration of transfer or exchange.

Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Registered Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

Prior to due presentment of a Note for registration of transfer, the Company, the Note Registrar and any agent of the Company may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any) and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company nor any agent of the Company shall be affected by notice to the contrary.

4. Security. Payment of all obligations of the Company under this note will be secured by a pledge of collateral pursuant to a Security Agreement made on this date.

5.  Subordination of Notes.

5.1 Noted Subordinate to Senior Indebtedness. The Company covenants and agrees, and the Registered Holder, by his acceptance hereof, likewise covenants and agrees, that the payment of the principal of and interest on the Note is hereby expressly made subordinate and junior, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all principal of (and premium, if any) and interest on all Senior Indebtedness whether now outstanding or hereafter incurred, created or assumed.

    "Senior Indebtedness" means the principal (and premium, if any) and interest on, or substantially similar payments to be made by the Company in respect of the following, whether outstanding at the date of execution of this Note or thereafter incurred: (i) indebtedness of the Company for money borrowed from banks or other similar financial institutions, and
    (ii) obligations of the Company as lessee under any lease of property which is reflected on the Company's balance sheet as a capitalized lease in accordance with generally accepted accounting principles, but excluding
    (1) any such indebtedness, obligation or liability referred to in clause
    (i) or (ii) above as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness, obligation or liability is not superior in right of payment to the Note, or ranks pari passu with the Note, and (2) any such indebtedness, obligation or liability which is subordinated to indebtedness of the Company to substantially the same extent as or to a greater extent than the Note is subordinated.

5.2 Payment of Proceeds Upon Dissolution, etc., of the Company. In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal (and premium, if any) and interest on all Senior Indebtedness before the Registered Holder of the
    Note is entitled to receive any payment on account of principal (and premium, if any) or interest upon the Note, and to that end (but subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred by the provisions of this Section upon the Senior Indebtedness and the holders thereof with respect to the Note and the Registered Holder thereof by a lawful plan of reorganization under applicable bankruptcy law) the holders of Senior Indebtedness shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities which may be payable or deliverable in any such proceedings in respect of the Note.

    In the event that, notwithstanding the foregoing, the Registered Holder of the Note shall have received any payment or distribution of assets or securities of the Company of any kind of character, whether in cash or in property or securities (other than as aforesaid) before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall then have been made known to such Holder, then and in such event such payment or distribution of assets or securities of the Company shall be paid over or delivered forthwith to the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making payment or distribution of assets or securities of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

5.3 Subrogation to Rights of Holders of Senior Indebtedness. Subject to the payment in full of all principal (and premium, if any) and interest on all Senior Indebtedness, the Registered Holder of the Note shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which, by its express terms, is not superior in right of payment to the Note or is subordinated to indebtedness of the Company to substantially the same extent as or to a greater extent than the Note is subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets or securities of the Company applicable to the Senior Indebtedness until the Note shall be paid in full. For the purposes of such subrogation, no payments or distributions in respect of the Senior Indebtedness of assets or securities which otherwise would have been payable or distributable to Holder of the Note shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Registered Holder of the Note, be deemed to be a payment by the Company to or on account of the Senior Indebtedness, and no payments or distri-butions to the Registered Holder of the Note of assets or securities which are applied to the satisfaction of Senior Indebtedness, by virtue of the subordination herein provided for shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Registered Holder of Note, be deemed to be a payment by the Company to or on account of the Note.

5.4 Reliance on Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Company referred to in this Section, the Registered Holder of the Note shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending and upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other person making such payment or distribution, delivered to the Registered Holder of Note, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section.

5.5 No Payment When Senior Indebtedness in Default. In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness of the Company beyond any applicable period of grace, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to accelerate the maturity thereof, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, or (b) in the event any judicial proceedings shall be pending with respect to any such default or event of default, then no payment of principal (or premium, if any) or interest shall be made by the Company on the Note.

5.6 Payment Permitted if No Default. Nothing contained in this Section or elsewhere in this Note shall prevent (a) the Company, at any time except during the pendency of any insolvency or bankruptcy proceeding or any receivership, liquidation, reorganization or other similar proceedings, or any dissolution or other winding up referred to in Section 5.2 or under the other conditions described in Section 5.2 or the conditions described in Section 5.5, from making payments at any time of principal of (and premium, if any) or interest on the Note.

6.  Remedies.

6.1 Events of Default. "Event of Default", wherever used in this Note, means any one of the following events:

(a) default in the payment of the principal or interest of the Note(s) when due; or
(b) default in the performance, or breach, of any covenant or warranty of the Company in this Note (other than a covenant or warranty, a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given to the Company by the Registered Holder a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or
(c) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company (including obligations under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles but not including any indebtedness or obligation for which recourse is limited to property purchased) in an aggregate principal amount in excess of $100,000 or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company (including such leases but not including such indebtedness or obligation for which recourse is limited to property purchased) in an aggregate principal amount in excess of $100,000 by the Company, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable or such obligations being accelerated, without such acceleration having been rescinded or annulled within a period of 30 days after there shall have been given to the Company by the Registered Holder a written notice specifying such default and requiring the Company to cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or
(d) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, under Federal bankruptcy law, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, trustee, or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or
(e) the commencement by the Company of a voluntary case under Federal bankruptcy law, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency, or other similar law, or the consent by it to the institution or bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under Federal bankruptcy law or any other applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

6.2 Acceleration of Maturity; Rescission and Annulment. If an Event of Default occurs and is continuing, then and in every such case the Registered Holder may declare the principal of the Note to be due and payable immediately, by notice in writing to the Company and upon any such declaration such principal shall become immediately due and payable.

6.3 Delay or Omission Not Waiver. No delay or omission of the Registered Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Section or by law to the Registered Holder may be exercised from time to time, and as often as may be deemed expedient.

7.  Miscellaneous.

7.1 Notice to the Company. For purposes of this Note, notice of the events contemplated herein to be given by the Registered Holder shall be deemed given if sent in writing by a nationally-recognized overnight courier to the Company at its principal office, unless otherwise designated by the
    Company:

7.2 Notice to Registered Holder. When this Note provides for notice to the Registered Holder of any event, such notice shall be sufficiently given if in writing and mailed, first-class postage prepaid, to the Holder, at such Holder's address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

7.3 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New Jersey.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its seal.

CORFACTS, INC.


By:_______________
   Ariel Freud
   President

  *********************************************************************


                         SECURITY AGREEMENT                EXHIBIT 4.

SECURITY AGREEMENT dated as of October 17, 2000, by and between CORFACTS, INC., a New Jersey corporation (the "Company"), and LAWRENCE FINKELSTEIN ("Finkelstein").

                      - W I T N E S S E T H -

WHEREAS, the Company has given to Finkelstein a Five Year 7% Subordinated Secured Note dated this date in the principal sum of $581,000 (the "Note"), and has agreed to provide certain Collateral for such Note to Finkelstein and any successors thereto (the "Note Holder"); and

WHEREAS, Finkelstein, intending to bind himself and any successors, has agreed to accept such Collateral, all under the terms and conditions herein set forth subject to amendment of such terms and conditions from time to time as further herein provided to secure the due and punctual payment of (i) all sums payable to Note Holder by the Company under the Note, (ii) all costs and expenses incurred by Note Holder in connection with realization of such security, (iii) all costs and expenses of any proceedings to which this Security Agreement may give rise (collectively the "Obligations"), all under the terms and conditions herein set forth subject to amendment of such terms and conditions from time to time as further herein provided.

NOW, THEREFORE, the parties hereto do hereby agree as follows:

SECTION 1. Definitions. The following terms shall have the meanings as set forth in this Section except as otherwise indicated:

(a) "Account(s)" means all of the Company's existing and future-created or future-acquired accounts, receivables, rights of any kind to receive payment for property sold or leased or for services rendered, contract rights, documents, bills, leases, rents, chattel paper, licenses, rights to refunds or indemnification, notes, acceptances and other forms of obligations, tax refunds, insurance proceeds and all proceeds of the above including the right of stoppage in transit and all books, records, computer programs, tapes, discs, software and guaranties with respect to any of the above.

(b) "Equipment" means all of the Company's existing, future-created and future-acquired equipment, machinery, trade fixtures, fixtures, tools, appliances, office equipment, server equipment and peripherals, computer software, furniture, motor vehicles and all proceeds and products of the above as well as all related warranties, documents and insurance policies.

(c) "Equipment Leases(s)" means all existing leases of any Equipment or other personal property presently or in the future entered into or acquired by the Company together with all renewal or purchase options.

(d) "Event of Default" means any event of default listed in Section 6.


(e) "General Intangible(s)" means all of the Company's existing, future-acquired and future-created trade secrets, proprietary information, know-how, inventions, good-will, patents, applications for patents, renewals and continuation of patents, reissues, trademarks, service marks, customer lists, distribution records and distributor lists, sales materials and records, purchasing materials and records, personnel records, sales order files, copyrights, manufacturing processes, rights of payments from, or performance of, obligations by any third party, software and computer programs and source code data relating thereto (including all current and historical data bases) all intangible property of any kind, all "general intangibles" of any kind as defined in the New Jersey Uniform Commercial Code, and all rights, agreements, records and documents relating to any of the property described in this provision.

(f) "Instrument" means all of the Company's existing, future-created and future-acquired "instruments" as that term is defined in the New Jersey Uniform Commercial Code.

(g) "Inventory" means all of the Company's existing, future-created and future-acquired goods of every nature, kind and description, wherever located including all livestock, raw materials, goods, work in process, finished goods, materials and supplies of any kind used, or to be used in the business of the Company, including all proceeds and products of the above.

(h) "Permitted Encumbrance" means (i) a purchase money security interest granted by the Company to the Seller of a piece of Equipment or Inventory purchased after the date hereof; provided however, that such security interest shall apply only to the particular piece or pieces of Equipment or Inventory so purchased, and not to any other assets of the Company.

(i) "Pledged Collateral" means the collateral as so defined in Section 2.

(j) "Real Property" means all of the Company's interest (whether by fee or leasehold) in existing and future-acquired real estate and buildings, in leases thereon, and in leasehold improvements.

(k) "Farm Products" means all of the Company's existing, future-produced or future acquired "farm products" as that term is defined in the New Jersey Uniform Commercial Code.

SECTION 2. Pledge. As collateral security for the Obligations, the Company hereby grants to the Note Holder a security interest in, and does hereby assign to the Note Holder all right, title and interest of Company in and to all of the following described property, whether now owned or hereafter acquired:

(i) Accounts, Inventory, General Intangibles, Chattel Paper, Documents, Instruments, Equipment, Fixtures and Farm Products;

(ii)  Equipment Leases;

(iii) Real Property and Real Property leases;

(iv)  proceeds and products of, and substitutions for, the foregoing;

(v)   insurance policies and proceeds relating to the foregoing

(collectively the "Pledged Collateral").

All property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the Company and by such other instruments or documents as the Note Holder or its counsel may from time to time reasonably request.


TO HAVE AND TO HOLD the Pledged Collateral, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto the Note Holder and to its assigns, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 3. Obligations Secured. This Security Agreement is made, and the security interest created hereby is granted to the Note Holder, to secure the Obligations.

SECTION 4. Representations and Warranties. The Company hereby represents and warrants that, except for the security interest granted hereunder to the Note Holder, the Company is the legal and equitable owner of the Pledged Collateral, holds good and marketable title to all Accounts, Inventory, Equipment, Equipment Leases, Real Property and Real Property Leases, Instruments,
General Intangibles, Chattel Paper, Documents, Furniture, Fixtures, Money and Farm Products now owned by the Company, and the same are free and clear of all liens, charges, encumbrances and security interests of every kind and nature and (except for Permitted Encumbrances); that the Company has good right and legal authority to pledge the Pledged Collateral in the manner hereby done or contemplated and will defend its title thereto against the claims of all persons whomsoever and that the consents or approvals of any governmental body, regulatory authority or securities exchange which were or are necessary for the validity of such pledge have been obtained; that the pledge of the Pledged Collateral is effective to vest in Note Holder the rights of the Company in the Pledged Collateral as set forth herein; that the Company is a duly organized and validly existing corporation that is in good standing under the laws of the State of New Jersey; that the execution, delivery and performance of this Agreement have been duly authorized and approved by the Board of Directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize and approve this Agreement;
and that this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or the principles governing the availability of equitable remedies.

SECTION 5. Remedies upon Default. If an Event of Default shall have occurred and be continuing, Note Holder may take any one or more of the following actions, no one of which shall be deemed the Note Holder's exclusive remedy:

(a) Acceleration. declare any Obligations, immediately due and payable, on notice to the Company;
(b) Repossession. proceed with judicial process, or with the Company's consent, to take possession of all or any part of the Pledged Collateral and the Company agrees immediately upon receipt of notice from Note
    Holder to do everything requested by such persons to assemble, assign, transfer or deliver all Pledged Collateral to Note Holder and to provide Note Holder immediate access to the Company's principal place of business and to every other place where any Pledged Collateral or any records of the Company may be stored or where the Company may conduct any business;
(c) Sell Collateral. sell, assign, lease, transfer and deliver all, or any part, of any Pledged Collateral at a private sale or public auction for cash, upon credit or otherwise at such prices and upon such terms as Note Holder may deem advisable and any requirement of reasonable notice to the Company shall be met if notice is mailed, postage prepaid, to the Company at the address set forth in Section 13 hereof at least five (5) days prior to the sale or other disposition and Note Holder may be the purchaser at any public sale of any Pledged Collateral free of any right of redemption, which right the Company hereby waives, and the Company further waives any claim that any sale made in compliance with the notice provisions of this Sec. 5(c) as commercially unreasonable;
(d) Collateral Proceeds. apply the proceeds of any sale, collection or other disposition of any Pledged Collateral first to all costs and expenses of sale or collection, including but not limited to any attorneys' fees and disbursements at trial or on any appeal and, then, to payment of any other Obligation in whatever order the Note Holder may, in his discretion, elect;
(e) Direct Recourse. institute suit directly against the Company to collect any Obligations without first foreclosing on or liquidating any Pledged Collateral;
(f) Deficiency. hold the Company liable for any deficiency that may remain after the sale of any Pledged Collateral;
(g) Appointment of Receiver. without regard to: (i) the adequacy of the security for the obligations by virtue of this Security Agreement or
    (ii) the solvency of the Company, seek the appointment of a receiver or recivers to take possession of any or all of the Pledged Collateral, with the power to preserve, protect, and operate the Pledged Collateral preceding foreclosure or sale and apply the proceeds, over and above the cost of the receivership, against the Obligations. The receiver or receivers may serve without bond if permitted by law;
(h) Other Creditor Remedies. exercise any right or remedy available to a secured party under the Uniform Commercial Code or under any other applicable law of any jurisdiction.

For purposes hereof, a written agreement to purchase all or any part of the Pledged Collateral shall be treated as a sale pursuant to such agreement, and the Company shall not be entitled to the return of any Pledged Collateral subject thereto, notwithstanding the fact that after the Note Holder shall have entered into such an agreement all Events of Default may have been remedied or the Obligations may have been paid or performed in full. Any sale pursuant to this Section 5 shall conform to commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New Jersey.

SECTION 6. Events of Default. For purposes of this Security Agreement, an "Event of Default" shall exist hereunder upon the happening of any of the following events:

(a) an "Event of Default" as defined in Section 6 of the Note;
(b) all or any part of the Pledged Collateral shall be attached or levied upon or seized in any legal proceedings or held by virtue of any lien or distress;
(c) the Company shall fail to pay promptly all taxes and assessments upon any of the Pledged Collateral; or
(d) the Company shall fail to comply with any other provision of this Security Agreement.


It is understood and agreed that the occurrence of an event set forth in this
Section 6 shall constitute an Event of Default only if the Company fails to cure such default within ten (10) days after notice of such default (the "Default Notice) which may be given at any time after the occurrence of such default (provided, however, that such 10-day waiting period shall be shortened to three (3) days after there shall have occurred two defaults, cumulatively under this Security Agreement, which are in each instance cured in a manner acceptable to the Note Holder.) A default as described in subsections (b) and (c) shall be deemed cured upon the posting by the Company of a bond in the full amount of the claim.

SECTION 7. Reimbursement. The Company agrees (a) to indemnify and hold harmless Note Holder (to the full extent permitted by law) from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever nature growing out of or resulting from the Pledged Collateral, and (b) to reimburse Note Holder for all costs and expenses, including, but not limited to, reasonable legal fees and disbursements at trial and on any appeal growing out of or resulting from any Pledged Collateral, this Security Agreement or the administration and enforcement or exercise of any right or remedy granted to Note Holder hereunder.

If the Company shall fail to do any act or thing which it has covenanted to do hereunder or any representation or warranty of the Company shall be breached, in either case following any applicable notice required hereunder, Note Holder may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach and there shall be added to the Obligations of the Company hereunder the cost or expense incurred by Note Holder in so doing, and any and all amounts expended by Note Holder in taking any such action shall be repayable to it upon its demand therefor to the Company and shall bear interest at the highest applicable legal rate from the date advanced to the date of repayment.

All indemnities contained in this Section 7 shall survive the termination of this Security Agreement.

SECTION 8. Return of Excess Proceeds of Sale and Cash. Any amounts remaining from proceeds of sale of Collateral after application of proceeds to Obligations under Section 5(d) shall be promptly remitted to the Company, its successors and assigns, or as otherwise provided by law. Application of any proceeds in accordance with the above provisions shall be deemed to have been made at such time as cash is received.

SECTION 9. Duty To Preserve the Pledged Collateral. The Company shall use reasonable care in the custody and preservation of the Pledged Collateral in its possession or control including maintaining the Pledged Collateral in good condition and repair and preserving it against loss, damage, contamination, pollution, depreciation and spoilage in value, other than by normal wear and tear, and defending against all claims and demands of any person claiming title to, a lien against or security interest or other interest adverse to Note Holder in any Pledged Collateral.

SECTION 10. Further Assurances. The Company agrees to join with Note Holder in executing, and to file or record, such notices, financing statements or other documents as may be necessary to the perfection of the security interests of Note Holder hereunder, and as Note Holder or its counsel may reasonably request, such instruments to be in form and substance satisfactory to Note Holder and their counsel. The Company agrees to do such further acts and things and to execute and deliver to Note Holder such additional conveyances, assignments, agreements and instruments as Note Holder may at any time reasonably request in connection with the administration and enforcement of this Security Agreement or relative to the Pledged Collateral or any part thereof or in order to assure and confirm unto Note Holder the rights, powers and remedies hereunder.

SECTION 11. No Waiver. No failure on the part of Note Holder to exercise, and no delay on its part in exercising, any right, power or remedy hereunder shall operate as a waiver thereof or of the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

SECTION 12. Governing Law. This Security Agreement has been executed and delivered in the State of New Jersey and shall in all respects be construed in accordance with and governed by the laws of such State, without giving effect to its conflict of laws rules.

SECTION 13. Notices   All notices or other communications required or
permitted hereunder shall be given in writing and shall be delivered by hand or by overnight delivery or courier service from which a bona fide delivery receipt can be obtained, as follows: (a) if to Note Holder, to the last address for same on the records of the Company, (b) if to the Company, to the address of its principal executive offices, or such other address as shall be furnished in writing by such party, and any such notice or communication shall be effective and be deemed to have been given as of the date so delivered or three days after having been mailed; provided, however, that any notice or communication changing any of the addresses set forth above shall be effective and deemed given only upon its receipt.

SECTION 14. Binding Agreement; Assignment. This Security Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of Note Holder and its successors and assigns, and to the Company
and its successors and assigns.   No notice to or demand on the Company shall
entitle the Company to any other or further notice or demand in the same, similar or other circumstances. The parties hereto agree that the Note Holder may, at any time, assign its interest in this Security Agreement, and the terms, conditions and covenants thereof, to any other person, firm or corporation to whom, simultaneously therewith, it assigns its interest in the Note, without notice to or consent of Company, and such Note Holder shall thereafter be relieved and discharged from any liability hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed as of the day and year first above written.

CORFACTS, INC.

By:                                     By:
   Ariel Freud, President                  Lawrence Finkelstein